Comprehensive line of credit contract

Party A: SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD.
Add: Building A2, Luoshan Industrial Zone, Shanxia, Pinghu, Shenzhen, Guangdong, China
Legal Representative: Pan Dangyu
Tel: 89686236
Fax: 89686819

Party B：China Everbright Bank Shenzhen Longhua Sub-branch
Add：first floor, No.3, 4building, yinquan garden, people south road, Longhua, Baoan

Tel：81483350

Fax：28138641

In accordance with the relevant laws and regulations, like ‘Republic of China on Commercial Banks’and ‘Interim Measures of commercial banks authorize and credit’, Party A and Party B make the agreement after the equal consultations, and both of them are willing to follow all terms of the contract.

Part 1 Definitions and interpretation
1. Except as otherwise explained in the context, the following terms of this agreement meaning:

Comprehensive credit: Party B shall provide one or several conditional commitment by credit support to Party A.

Specific business: According to comprehensive credit, Party B shall provide the loans, bank acceptances, trade finance and other specific credit business to Party A.

The maximum credit limits: According to comprehensive credit, the highest balance of debt principal by using the specific businesses Party A can apply to Party B within the validity period of the comprehensive credit agreement.

Specific line of credit: According to the maximum credit limits, the highest balance of debt principal by using one specific business Party A can apply to Party B within the validity period of the comprehensive credit agreement.

Used line of credit: According to specific line of credit, the sum of debt principal by using one specific outstanding business Party A applied within the validity period of the comprehensive credit agreement.

Specific business contract: The contract signed by Party A and Party B about the specific using of the business and Line of credit.

Part 2 The maximum credit limits and Specific line of credit

2. The maximum credit limits under this contract (Currency exchange rates convert according to the actual foreign exchange rate): RMB50,000,000

3. According to the maximum credit limits, the specific line of credit as:

bank acceptances: the specific line of credit RMB50,000,000

Part 3 The period of credit

4. The period of the maximum credit limits:  from March 3th 2010 to March 3th 2011. The period of the specific business is determined by the specific contract, but the start date of the specific business must not exceed the effective use of the deadline of the maximum credit limits.

Part 4 the using of the maximum credit limits and specific line of credit

5. According to the maximum credit limits, Party A can apply to use the specific line of credit once or several times during the period of credit. Party B determine the name, sum and period of specific business by the credit of Party A and the credit policy of Party B.

6. Requirements on recycling: During the period of the maximum credit limits, Party A can cycle the line of credit. The debt of one specific business is paid off, the same kind of new specific business can be used except that Party B prohibited recycling.

7. Party A and Party B should sign specific contract for specific business. If the specific business contract is inconsistent with this agreement, it should subject to specific business contract.

Part 5 The rate

8. According to every specific business contract, Party A and Party B should rule the interest rate, exchange rate, fee rate and other fee receivable by Party B in the specific contract.

Part 6 Adjustment of the maximum credit limits and specific line of credit

9. Party B has the right to adjust the maximum credit limits and specific line of credit and the period or end the line of credit when one of the following things occurred:

（1）Country's monetary policy has major adjustment；

（2）The region of Party A is suffering or will suffer financial risks;

（3）The market related to Party A has great change；

（4）Party A is suffering or will suffer operating difficulty or risk；

（5）Party A appears merger, termination or other major institutional change;

（6）Party A has not used credit fund for the required purposes;

（7）Party A has such acts as transfer of property, withdrawal of funds or avoiding debt;

（8）Party A has the act of violation of commitments under this Agreement;

（9）Guarantor of this Agreement suffers the serious shortage of funds or operating difficulties, which has seriously affected the security capabilities;

（10）Collateral for the guarantee damages, endangering the Party B's debt security;

（11）There occurs everything，according to Party B’s opinion，which Decreases the solvency of Party A or damages the interests of Party B;

10. Signed the contract, Party A can write application to adjust specific line of credit. After the written consent of Party B, the contract can be adjusted, and not subject to the constraints. The written application and written consent are considered to the modification of the part 3, which has the same power of the contract.

Part 7 Guarantee
11. In order to ensure that claims under this agreement are satisfied, take the following security methods:
The guarantor Xiamen Tungsten Co., Ltd. Signed China Everbright Bank warehouse operations confirmed the tripartite agreement with Party A and Party B.

Part 8 Commitment of Party B

13.  Party A applies to use the specific credit in accordance with the agreement，Party B should examine and notice the result to Party A in time.

14. Except as otherwise provided in this Agreement, Party B can not adjust the contract which may lead adverse effects to Party A.

Part 9 Commitment of Party A
15. Party A should pay off the debt and fees on time according to the specific business credit.

16. The using of fund under the specific contract should follow the provisions of the law and the agreement, and accept Party B's examination at any time.

17. During the period of credit, Party A should submit to Party B true financial statements, truthfully provide major domestic bank, bank account, deposit and loan balance and other relevant information of the operating conditions.

18. Party A should prescribe settlement account in Party B, the average daily balance sheet account balances can not less than 30% of the sum of used line of credit.

19. During the period of credit, Party A should notice Party B in advance when providing guarantee for third party, which can not effect the ability to pay off debt.

20. During the period of credit, Party A has the following obligation:

(1) If the legal representative or legal residence, place of business, or the registered capital of a major investment in equity change, Party A shall notice to Party B within 15 days from the date of change and provide the relevant information.

(2) In the credit period, Party A involved in significant litigation, arbitration or other judicial proceedings, administrative punishment procedures, or a significant change in operating conditions and financial condition, which may affect the realization of Party B’s debt, Party A shall notify Party B immediately.

21. If Party A fails to the rule of any specific business contract, then it can be seemed to breach the agreement, and Party B has the right to end the agreement and require all outstanding claims.

Party A to Party B for breach of contract for any losses caused by Party A to pay a full compensation for all the obligations.

Part 10 Agreement enters into force

22. This agreement signed by both parties’ the legal representative or agent or sealed and stamped comes into effect when the guarantee contract comes into effect. If there is not the guarantee contract, the agreement comes into effect when it signed by both parties’ the legal representative or agent or sealed and stamped.

Part 11 Disputes and resolution

23. If two parties have a dispute, amicable settlement is accepted firstly. Necessary action is needed if the consultation fails, either party may apply to the local court.

Part 12 Integrity Agreement

24. Every specific business contract signed by Party A and Party B is the effective part of this agreement, which make up integrity agreement.

25. If Party A fails to the rule of any specific business contract, then it can be seemed to breach the agreement, and Party B has the right to end the agreement and require all outstanding claims.

26. Matters not covered in this Agreement, the parties may be reach a written agreement as an annex to this Agreement which is the integral part of this agreement, and has the same legal effect.

Part 13 Supplementary Provisions

27. This agreement is in quadruplicate, Party A one, Party B three, which have the same legal effect.

28. This agreement is signed on March 3th 2010 at Shenzhen.

29. The two parties agreed to notarize the contract and promise to give the contract enforceability. When the party fails to perform, do not fully comply with any legal obligations, Party B has the right to direct the people's court having jurisdiction for enforcement. Party A makes no objection to the enforcement application under the agreement. (Not applicable)

30. If at any time, any provision of this contract in any way becomes illegitimate, invalid or unenforceable, the legality, validity or enforceability of the other provisions of this contract is not effected.

31. Other conventions

Party A (Stamp)
/s/ Pan Dangyu
Signature of legal representative or deputy:

Party B (Stamp)
/s/ [illegible signature]
Signature of legal representative or deputy: